UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2019

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

175 Technology, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On August 14, 2019, Netlist, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in Irvine, California. As of June 17, 2019, the record date for the Annual Meeting, there were 140,981,880 shares of the Company’s common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. A total of 115,472,189 shares of the Company’s common stock, which constituted a quorum, were present in person or by proxy at the Annual Meeting. Set forth below are the final voting results for each of the four proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1 — Election of Directors.  The Company’s stockholders elected the four persons named below as directors of the Company, each to serve until the Company’s 2020 Annual Meeting of Stockholders or until his successor is duly elected or appointed and qualified. The votes cast on Proposal 1 were as follows:

Directors	For	Withheld	Broker Non-Votes
Chun K. Hong	19,979,779	3,653,168	91,839,242
Jun S. Cho	20,021,802	3,611,145	91,839,242
Kiho Choi	20,021,521	3,611,426	91,839,242
Blake A. Welcher	20,025,407	3,607,540	91,839,242

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.  The Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 28, 2019. The votes cast on Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
101,417,869	12,762,335	1,291,985	—

Proposal 3 — Approve, on an advisory basis, the compensation of named executive officers.  The stockholders approved, on an advisory basis, the Compensation of the Company’s named executive officers.  The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
18,471,056	3,895,363	1,266,528	91,839,242

Proposal 4 — Advisory Vote on the Frequency of Advisory Votes on Executive Compensation.  The stockholders determined, on an advisory basis, that the preferred frequency for advisory votes on the Company’s executive compensation is every three years. The votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,150,894	437,394	15,068,633	2,976,026	91,839,242

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: August 15, 2019	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer